UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 4, 2007

                       SECURITY DEVICES INTERNATIONAL INC.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)


     Delaware                                                  Applied For
--------------------             ------------------         ------------------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
of incorporation)                                            Identification No.)

                      120 Adelaide Street West, Suite 2500
                            Toronto, Ontario M5H 1T1
               -------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (416) 787-1871
                                                       --------------

                              464 Old Orchard Grove
                                Toronto, Ontario
                                 Canada M5M 2G4
                (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02   Unregistered Sales of Equity Securities.

      On April 25, 2007 the Company sold 1,998,500 shares of its common stock to a group of private investors. As part of this same financing the Company sold an additional 140,500 shares to private investors on May 4, 2007. The shares were sold at a price of $2.25 per share and are restricted securities as that term is defined in Rule 144 of the Securities and Exchange Commission.

      In connection with the sale of these 2,139,000 shares the Company paid a commission of $240,638 to Salman Partners Inc. the sales agent for the offering. Salman Partners also received warrants which allows Salman Partners to purchase 106,950 shares of the Company's common stock at a price of $2.81 per share. The warrants expire in 2009.

      The Company has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares sold to the investors, as well as the shares issuable upon the exercise of the warrant issued to Salman Partners, and have it declared effective by September 21, 2007. If the registration statement is not filed and declared effective by this date, the Company will issue to the investors, as a group, 85,560 common shares plus 16,043 additional common shares for each month the registration statement remains unfilled or not effective.

      The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 for the sale of these securities.


Item 9.01  Financial Statements and Exhibits


 Exhibit No.   Description

      10 The Agency Agreement and Subscription Agreement are incorporated by reference to the Company's 8-K report filed on April 27, 2007. The schedule required by Instruction 2 to Item 601 of Regulation S-K is attached for the shares sold on May 4, 2007. The Agent's Warrant Certificate for the shares sold on May 4, 2007 is also attached.



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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 4, 2007

                                 SECURITY DEVICES INTERNATIONAL INC.



                                 By:  /s/ Sheldon Kales
                                      ----------------------------------
                                     Sheldon Kales, President





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